UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue
Englewood Cliffs, NJ 07632
(201) 567-5648

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 16, 2018, Asta Funding, Inc. (the “Company”) received an Additional Delinquency Letter (the “Letter”) from Nasdaq (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company has not timely filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (the “Second Quarter Form 10-Q”).

Previously, Nasdaq had granted the Company an exception until July 16, 2018 to file its delinquent Annual Report on Form 10-K for the fiscal year ended September 30, 2017 (the “Form 10-K”) and Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 (the “First Quarter Form 10-Q” and, together with the Second Quarter Form 10-Q and the Form 10-K, the “Periodic Reports”). As a result, any additional Nasdaq exception to allow the Company to regain compliance with all delinquent filings will be limited to a maximum of 180 calendar days from the due date of the delinquent filing with respect to the Form 10-K, or July 16, 2018.

In the Letter, Nasdaq indicated that the Company has until May 31, 2018 to submit an update to its original plan to regain compliance with respect to the filing requirement, which update should include the Company’s plans to file the Second Quarter Form 10-Q, and indicate the progress the Company has made towards implementing the plan submitted in connection with its delinquent Form 10-K.

The Company has submitted an update to its original compliance plan as requested by Nasdaq in the Letter, and anticipates that it will fully regain compliance with the Nasdaq continued listing requirements upon the filing of its Periodic Reports, each of which the Company will file as soon as reasonably practicable.

Item 7.01	Regulation FD Disclosure.

On May 18, 2018, the Company issued a press release announcing its receipt of the Letter. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.                                             Description

    99.1               Press Release dated May 18, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018	Asta Funding, Inc.

	By:	/s/ Bruce R. Foster
Name: Bruce R. Foster Title: Chief Financial Officer

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